                                                                   Exhibit 10.44

                                 $150,000,000

                        CONCENTRIC NETWORK CORPORATION

            150,000 UNITS CONSISTING OF 12 3/4% SENIOR NOTES DUE 2007 AND WARRANTS TO PURCHASE 951,108 SHARES OF COMMON STOCK

                              PURCHASE AGREEMENT



                                                   December 15, 1997


UBS Securities LLC
Bear, Stearns & Co. Inc.
Wheat, First Securities, Inc.
as Initial Purchasers

c/o UBS Securities LLC
299 Park Avenue
New York, NY 10171-0026

Ladies and Gentlemen:

          Concentric Network Corporation, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to UBS Securities LLC ("UBS"), Bear, Stearns & Co. Inc. and Wheat, First Securities, Inc. (collectively, the "Initial Purchasers") 150,000 units (collectively, the "Units"), each consisting of $1,000 principal amount of 12 3/4% Senior Notes due 2007 (the "Initial Notes") of the Company and 150,000 warrants (each a "Warrant"), each Warrant initially entitling the holder thereof to purchase 951,108 shares of common stock, par value $0.001 per share (the "Common Stock" and such shares of Common Stock underlying the Warrants are herein referred to as the "Warrant Shares"), of the Company. The Initial Notes are to be issued pursuant to an Indenture dated as of December ,

                                       1.

1997 (the "Indenture") between the Company and Chase Manhattan Bank and Trust Co., N.A., as indenture trustee (the "Trustee") and the Warrants are to be issued pursuant to a Warrant Agreement dated as of December 15, 1997 (the "Warrant Agreement") between the Company and Chase manhattan Bank and Trust Co., N.A., as warrant agent (the "Warrant Agent"). The Initial Notes and Warrants will not trade separately until the earliest to occur of (i) December 15, 1998;
(ii) a Change of Control; (iii) the occurrence of an Event of Default; (iv) the date on which a registration with respect to the Initial Notes or an Exchange Offer for the Notes is declared effective, or (v) such earlier date as determined by UBS (such earliest date, the "Separation Date"). The Units, the Initial Notes and the Warrants are more fully described in the Offering Memorandum referred to below. The Initial Notes and the 12 3/4% Senior Notes due 2007 (the "Exchange Notes") issuable in exchange therefor are collectively referred to herein as the "Notes." The Units, the Notes and the Warrants are collectively referred to herein as the "Securities." The offering of the Securities by the Company is referred to herein as the "Offering." Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Indenture and the Registration Rights Agreement (as defined below), as the case may be.


          It is understood that (a) the Initial Purchasers will offer and resell some or all of the Notes in the United States to "qualified institutional buyers" in reliance on Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and (b) UBS Limited ("Limited," together with the Initial Purchasers, the "Purchasers"), an affiliate of UBS, may resell a portion of the Notes outside the United States to certain persons in reliance on Regulation S under the Securities Act. Such persons specified in clauses (a) and (b) being referred to as the "Eligible Purchasers."

          Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Units, the Notes, the Warrants and the Warrant Shares (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

          "THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION AS SET FORTH BELOW.

          "BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) OR (B) IT IS AN

                                       2.

     INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A INSIDE THE UNITED STATES, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A,
     (D) OUTSIDE THE UNITED STATES PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS IN AN OFFSHORE TRANSACTION WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) INSIDE THE UNITED STATES TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPHS (A)(1), (A)(2),
     (A)(3) OR (A)(7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. AS USED HEREIN, THE TERMS "UNITED STATES," "OFFSHORE TRANSACTION," AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

          Holders (including subsequent transferees) of the Initial Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights

                                       3.

Agreement"), to be dated the Delivery Date (the form of which is attached as Exhibit A hereto) and holders (including subsequent transferees) of the Warrants will have the registration rights set forth in the warrant registration rights agreement (the "Warrant Registration Rights Agreement"), to be dated the Delivery Date (the form of which is attached as Exhibit A hereto), for so long as such Notes, Warrants or any Warrant Shares constitute "Transfer Restricted Securities" (as defined in each such agreement, respectively). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "Commission"), under the circumstances set forth therein, (i) a registration statement under the Securities Act (the "Exchange Offer Registration Statement") relating to the Exchange Notes to be offered in exchange for the Initial Notes (the "Exchange Offer") and (ii) under certain conditions, a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement") relating to the resale by certain holders of the Initial Notes, and to use its best efforts to cause such registration statements to be declared effective and to consummate the Exchange Offer.

          Pursuant to the Indenture, on the Delivery Date, the Company will purchase and pledge to the Trustee, for the benefit of the holders of the Notes, U.S. Government Securities (the "Pledged Securities") in such amount as will be sufficient to provide for payment in full of the first six scheduled interest payments due on the Notes. The Pledged Securities will be pledged by the Company to the Trustee, for the benefit of the holders of Notes, pursuant to the Escrow Agreement (the "Escrow Agreement"), to be dated the Delivery Date, and will be held by the Trustee in an account (the "Escrow Account") established with the Trustee pursuant to the Escrow Agreement.

          This Agreement, the Securities, the Warrant Shares, the Indenture, the Warrant Agreement, the Registration Rights Agreement, the Warrant Registration Rights Agreement and the Escrow Agreement are sometimes referred to herein collectively as the "Operative Documents."

     1.   Representations and Warranties.  The Company represents, warrants and
          ------------------------------
agrees that:

     (a) The Company has prepared a preliminary confidential offering memorandum dated November 24, 1997, and a confidential offering memorandum dated the date hereof relating to the Securities. Copies of such preliminary confidential offering memorandum and such confidential offering memorandum have been delivered by the Company to the Purchasers. As used in this Agreement, "Offering Memorandum" means such preliminary confidential offering memorandum and such confidential offering memorandum as amended or supplemented. The preliminary confidential offering memorandum, as of its date, and the Offering Memorandum does not, as of the date hereof, and will not, as of the date of any amendment or supplement thereto or as of the Delivery Date (as defined in Paragraph 4), contain any untrue statement of a material fact or omit to state any material fact necessary in order to

                                       4.

make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty as to information contained in the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Purchaser expressly for inclusion therein.

     (b) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Offering Memorandum. The Company is duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, properties, financial condition or results of operations of the Company (a "Material Adverse
Effect"). The Company has no subsidiaries (as defined in the rules and regulations of the Securities Act (the "Rules and Regulations")). The Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity, with the exception of a less than 20% interest in Unified Gamers Online, LLC. Complete and correct copies of the certificates of incorporation and of the bylaws of the Company and all amendments thereto have been delivered to the Initial Purchasers, and no changes will be made subsequent to the date hereof and prior to the Delivery Date.

     (c) The execution, delivery and performance by the Company of this Agreement, the Operative Documents and the issuance of the Securities and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or a default or the loss of any material benefit under, or the termination of, or result in the creation or imposition of any security interest, mortgage, pledge, lien, charge or other encumbrance (each a "Lien") upon any property or assets of the Company pursuant to any contract, indenture, mortgage, loan agreement, note, lease, license or other instrument (each a "Contract") to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company, or, subject to compliance by the Purchasers with Paragraph 11, any applicable law, administrative regulation or administrative or court order or decree applicable to the Company. No consent, approval, authorization or order of, or notice to or filing with, any United States Federal or state governmental agency or body or any court of the United States or of any state thereof is required in connection with the transactions contemplated by this Agreement.

     (d) This Agreement has been duly and validly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that the enforceability

                                       5.

thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     (e) The Company has duly authorized the Indenture and, when the Company duly executed and delivered the Indenture (assuming the due authorization, execution and delivery thereof by the Trustee), the Indenture will be the legally valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited
(i) by the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) by the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought. The description of the Indenture in the Offering Memorandum is accurate in all material respects. The Indenture is in a form which would meet, in all material respects, the requirements for qualification under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

     (f) The Company has duly authorized the Registration Rights Agreement and, when the Company has duly executed and delivered the Registration Rights Agreement (assuming the due authorization, execution and delivery thereof by the Initial Purchasers), the Registration Rights Agreement will be the legally valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited (i) by the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors, (ii) by the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought and (iii) to the extent that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto. The description of the Registration Rights Agreement in the Offering Memorandum is accurate in all material respects.

     (g) The Company has duly authorized the Warrant Agreement and, when the Company has duly executed and delivered the Warrant Agreement (assuming the due authorization, execution and delivery thereof by the Warrant Agent), the Warrant Agreement will be the legally valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited (i) by the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) by the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be

                                       6.

brought. The description of the Warrant Agreement in the Offering Memorandum is accurate in all material respects.

     (h) The Company has duly authorized the Warrants and, when issued and countersigned in accordance with the terms of the Warrant Agreement and delivered against payment therefor in accordance with the terms hereof and thereof, the Warrants will be entitled to the benefits of the Warrant Agreement and will be the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited (i) by the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) by the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought. The description of the Warrants in the Offering Memorandum is accurate in all material respects.

     (i) The Warrants are exercisable into Warrant Shares in accordance with the terms of the Warrant Agreement. The Company has duly authorized and reserved for issuance the Warrant Shares and, when issued and paid for upon exercise of the Warrants in accordance with the terms thereof, the Warrant Shares will be validly issued, fully paid and nonassessable, free of any preemptive or similar rights.

     (j) The Company has duly authorized the Warrant Registration Rights Agreement and, when the Company has duly executed and delivered the Warrant Registration Rights Agreement (assuming the due authorization, execution and delivery thereof by the Initial Purchasers), the Warrant Registration Rights Agreement will be the legally valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited (i) by the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors, (ii) by the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought and
(iii) to the extent that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto. The description of the Warrant Registration Rights Agreement in the Offering Memorandum is accurate in all material respects.

     (k) The Company has duly authorized the Escrow Agreement and, when the Company has duly executed and delivered the Escrow Agreement (assuming the due authorization, execution and delivery thereof by the Trustee), the Escrow Agreement will be the legally valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited (i) by the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) by the

                                       7.

effect of general principles of equity, whether enforcement Is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought. The description of the Escrow Agreement in the Offering Memorandum is accurate in all material respects. Upon the Company's purchase of the Pledged Securities, the Company will be the sole beneficial owner of the Pledged Securities and no lien will exist upon the Pledged Securities and the Escrow Account (and no right or option to acquire the same will exist in favor any other person or entity), except for the pledge and security interest in favor of the Trustee, for the benefit of the holders of the Senior Notes, to be created or provided in the Escrow Agreement, which pledge and security interest constitutes a first priority perfected pledge and security interest in and to all of the Collateral and the Escrow Account.

     (l) The Company has duly and validly authorized the Units. The Initial Notes have been duly authorized for issuance and sale as contemplated by this Agreement and by the Offering Memorandum and, on the Delivery Date, will have been duly executed by the Company and, when issued, authenticated and delivered in the manner provided for in this Agreement and the Indenture against payment of the consideration therefor specified in the Offering Memorandum, the Initial Notes, which will be substantially in the form heretofore delivered to you, will constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, and will be entitled to the benefits provided by the Indenture, except to the extent that the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); and the Initial Notes will constitute senior debt obligations of the Company. The description of the Initial Notes in the Offering Memorandum is accurate in all material respects.

     (m) Except as set forth in the Offering Memorandum, all outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right. The authorized and outstanding capital stock of the Company conforms in all material respects to the description thereof contained in the Offering Memorandum (and such description correctly states the substance of the provisions of the instruments defining the capital stock of the Company).

     (n) The Company has duly authorized the issuance of the Exchange Notes and, when issued and authenticated in accordance with the terms of the Indenture and delivered to and paid for in accordance with the terms of the Exchange Offer and the Indenture, the Exchange Notes will be entitled to the benefits of the Indenture and will be legally valid and binding obligations of the Company, enforceable against it in accordance with their terms, except to the extent that the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at

                                       8.

law); and the Exchange Notes will constitute senior debt obligations of the Company. The description of the Exchange Notes in the Offering Memorandum is accurate in all material respects.

     (o) The execution, delivery and performance by the Company of this Agreement, the other Operative Documents, the issuance and sale of the Securities and the consummation of the transactions described in the Offering Memorandum will not violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default) or result in the imposition of a lien or encumbrance on any assets or properties of the Company or an acceleration of indebtedness of the Company to, (A) the charter or bylaws of the Company, (B) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it or its assets or properties is bound, (C) any statute, rule or regulation that is applicable to the Company or any of its assets or properties, or (D) any judgment, order or decree of any court or governmental agency or authority that has jurisdiction over the Company or its assets or properties, except in the case of clauses (B), (C) and (D) insofar as any such violation, conflict, breach, default, lien, encumbrance or acceleration that would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

     (p) Other than as described in the Offering Memorandum, no consent, waiver, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any domestic or foreign court or governmental agency, body or administrative agency or other person is required for the execution, delivery and performance by each of the Company of this Agreement, the other Operative Documents, the issuance and sale of the Securities and the consummation of the transactions described in the Offering Memorandum except (i) such as have been obtained and made (or, in the case of the Registration Rights Agreement and the Warrant Registration Rights Agreement, will be obtained and made) and (ii) such as to which the failure to be obtained or made could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

     (q) Except as otherwise set forth in the Offering Memorandum, there is (A) no action, suit or proceeding before or by any court, arbitrator or governmental agency, bodily or official, domestic or foreign, pending or, to the knowledge of the Company, threatened to which the Company is or, will be, a party or to which the business, assets or property of the Company will be, subject, (B) no statute, rule, regulation or order that has been enacted, adopted of issued by any governmental agency or governmental body, (C) no injunction, restraining order or order of any nature that has been issued by a federal or state court or foreign court of competent jurisdiction to which the Company, is or will be, subject or to which the business, assets or property of the Company that would, in the case of clauses (A), (B) and (C), reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect. There is no legal or administrative proceedings, statutes, contracts or documents concerning the Company of

                                       9.

a character that would be required to be described in a registration statement on Form S-1 under the Securities Act that is not described in the Offering Documents.

     (r) To the Company's knowledge, Ernst & Young LLP (the "Accountants"), who have examined the financial statements, together with the related schedules and notes, of the Company included in the Offering Memorandum, are independent public accountants within the meaning of the Securities Act and the Rules and Regulations. The financial statements of the Company, together with the related notes, included in the Offering Memorandum, fairly present the financial position and the results of operations of the Company at the respective dates and for the respective periods to which they apply. All financial statements, together with the related notes, included in the Offering Memorandum have been prepared in accordance with generally accepted accounting principles as in effect in the United States consistently applied throughout the periods involved except as may be otherwise stated in the Offering Memorandum. The selected and summary financial and statistical data included in the Offering Memorandum present fairly, in all material respects, the information shown therein and have been compiled on a basis consistent with the financial statements presented therein. There are no other financial statements or schedules of a character that would be required to be included in a registration statement on Form S-1 under the Securities Act that are not included in the Offering Memorandum.

     (s) Subsequent to the respective dates as of which information is given in the Offering Memorandum, there has not been (i) any material adverse change, or any development which, in the Company's reasonable judgment, is likely to cause a material adverse change, in the business, properties or assets described or referred to in the Offering Memorandum, or the results of operations, condition (financial or otherwise), business or operations of the Company, (ii) any transaction which is material to the Company, except transactions in the ordinary course of business, (iii) any obligation, direct or contingent, incurred by the Company, which is material to the Company, except obligations incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding indebtedness of the Company which is material to the Company, or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company. The Company does not have any material contingent obligation which is not disclosed in the Offering Memorandum and which is of a character that would be required to be included in a registration statement on Form S-1 under the Securities Act.

     (t) Except as set forth in the Offering Memorandum, (i) the Company has good and marketable title to all material properties and assets described in the Offering Memorandum as owned by it, free and clear of any Lien, (ii) the agreements to which the Company is a party described in the Offering Memorandum are valid agreements, enforceable against the Company in accordance with their terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles, and, to the Company's knowledge, the other contracting party or parties thereto are not in material breach or default under any of such

                                      10.

agreements and (iii) the Company has valid and enforceable leases for the properties described in the Offering Memorandum as leased by it, and such leases conform in all material respects to the description thereof, if any, set forth in the Offering Memorandum.

     (u) Except as set forth in the Offering Memorandum, the Company now holds and at the Delivery Date will hold, all licenses, certificates, approvals and permits from all state, United States, foreign and other regulatory authorities that are material to the conduct of the business of the Company (as such business is currently conducted), except for such licenses, certificates, approvals and permits the failure of which to hold would not have a Material Adverse Effect), all of which are valid and in full force and effect (and there is no proceeding pending or, to the knowledge of the Company, threatened which may cause any such license, certificate, approval or permit to be withdrawn, cancelled, suspended or not renewed). The Company is not in violation of its certificate of incorporation, as amended, or bylaws, as amended, or, except for defaults or violations which would not have a Material Adverse Effect, in default in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any contract, indenture, mortgage, loan agreement, joint venture or other agreement or instrument to which it is a party or by which it or any of its properties are bound, or in violation of any law, order, rule, regulation, writ, injunction or decree of any court or governmental agency or body.

     (v) The Company has filed on a timely basis all necessary federal, state and foreign income, franchise and other tax returns and has paid all taxes shown thereon as due, and the Company has no knowledge of any tax deficiency which has been or might be asserted against the Company which might have a Material Adverse Effect. All material tax liabilities are adequately provided for within the financial statements of the Company.

     (w) The Company maintains insurance of the types and in the amounts adequate for its business as presently conducted and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering clinical trial liability, product liability and real and personal property owned or leased against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

     (x) The Company is not involved in any labor dispute or disturbance and, to the knowledge of the Company, no such dispute or disturbance is threatened.

     (y) Except as described in the Offering Memorandum, the Company owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, tradenames, copyrights, manufacturing processes, formulae, trade secrets, know-how, franchises, and other material intangible property and assets (collectively, "Intellectual Property") necessary to the conduct of its businesses as conducted and as proposed to be conducted as described in the Offering

                                      11.

Memorandum. The Company has no knowledge that it lacks or will be unable to obtain any rights or licenses to use any of the Intellectual Property necessary to conduct the business now conducted or proposed to be conducted by it as described in the Offering Memorandum, except as described in the Offering Memorandum. The Offering Memorandum fairly and accurately describes the Company's rights with respect to the Intellectual Property. Except as described in the Offering Memorandum, the Company has not received any written notice of infringement or of conflict with rights or claims of others with respect to any Intellectual Property which could result in any material adverse effect on the Company. The Company is not aware of any patents of others which are infringed upon by potential products or processes referred to in the Offering Memorandum in such a manner as to materially and adversely affect the Company, except as described in the Offering Memorandum.

     (z) The Company is not an "investment company," or a "promoter" or "principal underwriter" for a registered investment company, as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

     (aa) The Company has not incurred any liability for a fee, commission, or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement other than the discount contemplated hereby.

     (bb) The Company is (i) in compliance with any and all applicable United States, state and local environmental laws, rules, regulations, treaties, statutes and codes promulgated by any and all governmental authorities relating to the protection of human health and safety, the environment or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business as currently conducted, and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permit licenses or other approvals would not, individually or in the aggregate, have a Material Adverse Effect. No action, proceeding, revocation proceeding, writ, injunction or claim is pending or threatened relating to the Environmental Laws or to the Company's activities involving Hazardous Materials. "Hazardous Materials" means any material or substance (iv) that is prohibited or regulated by any environmental law, rule, regulation, order, treaty, statute or code promulgated by any governmental authority, or any amendment or modification thereto, or (v) that has been designated or regulated by any governmental authority as radioactive, toxic, hazardous or otherwise a danger to health, reproduction or the environment.

     (cc) To the Company's knowledge, the Company has not engaged in the generation, use, manufacture, transportation or storage of any Hazardous Materials on any of the Company's properties or former properties, except where such use, manufacture, transportation or storage is in compliance with Environmental Laws, or to the extent such activity could be reasonably expected not to have a material adverse effect on the Company. To the Company's knowledge,

                                      12.

no Hazardous Materials have been treated or disposed of on any of the Company's properties or on properties formerly owned or leased by the Company during the time of such ownership or lease, except in compliance with Environmental Laws, or those that could reasonably be expected not to have a material adverse effect on the Company.

     (dd) The Company has not at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any foreign, United States or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States.

     (ee) Neither the Company nor, to its knowledge, any of its officers, directors or affiliates has taken, and at the Delivery Date, neither the Company nor, to its knowledge, any of its officers, directors or affiliates will have taken, directly or indirectly, any action which has constituted, or might reasonably be expected to constitute, the stabilization or manipulation of the price of sale or resale of the Securities.

     (ff) The Company has not distributed and will not distribute prior to the later of (i) the Delivery Date and (ii) completion of the distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than any Offering Memorandum and other materials, if any, permitted by the Securities Act.

     (gg) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (hh) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the members of the families of any of them, except as disclosed in the Offering Memorandum.

     (ii) The Company nor any of its affiliates or any person acting on its behalf (other than the Initial Purchasers, as to whom the Company makes no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S with respect to the Units.

                                      13.

     (jj) The Units offered and sold in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

     (kk) The sale of the Units pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Securities Act.

     (ll) The Company and its affiliates and all persons acting on its behalf (other than the Initial Purchasers, as to whom the Company makes no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering the Units outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902(h) under the Securities Act.

     (mm) The Company is a "reporting issuer," as defined in Rule 902 under the Securities Act.

     (nn) Except as otherwise set forth in this Agreement, the Registration Rights Agreement, the Warrant Registration Rights Agreement or the Offering Memorandum, there are no holders of securities of the Company which by reason of the execution of this Agreement or any other Operative Document and the consummation of the transactions contemplated hereby or thereby, have the right to request or demand that the Company register any of its securities under the Securities Act.

     (oo) When the Securities are issued and delivered pursuant to this Agreement, none of the Securities will be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act of 1934, as amended (the "Exchange Act") or that are quoted in a United States automated inter-dealer quotation system.

     (pp) No registration under the Securities Act of the Units, the Notes or the Warrants is required for the sale of the Units to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming (i) that the purchasers who buy the Units in the Exempt Resales are either QIBs or Regulation S Purchasers and (ii) the accuracy of the Initial Purchasers' representations regarding the absence of general solicitation in connection with the sale of the Units to the Initial Purchasers and the Exempt Resales contained herein. No form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) was used by the Company, any of its affiliates or any of their representatives in connection with the offer and sale of the Units or in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Securities have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

                                      14.

     2.   Purchase and Offering of the Units.  On the basis of the
          ----------------------------------
representations and warranties contained in, and, upon the terms and subject to conditions of, this Agreement, the Company agrees to issue and sell to the Initial Purchasers the Units, and each Initial Purchaser agrees to purchase and pay for the number of Units set forth opposite their respective name in Schedule I hereto at a price equal to the issue price of ___% of the principal amount of the Notes (the "Issue Price") plus accrued interest, if any, on the Notes from
December    , 1997 to the Delivery Date.  The sale of the Units to the Initial
Purchasers will be made without registration of the Units under the Securities Act, in reliance on the exemption therefrom provided by Section 4(2) of the Securities Act.

     3.   Commissions and Fees.  The Company agrees to pay to the Purchasers a
          --------------------
commission of ___% of the principal amount of the Notes in consideration of the agreement by the Purchasers to purchase the Units. The Purchasers shall be entitled to deduct such commissions from the purchase price of the Units.

     4.   Delivery Payment.  Payment of the purchase price for the Units shall
          ----------------
be made by the Initial Purchasers to the Company or its order by wire transfer of U.S. dollars in same-day funds by 11:00 A.M., New York City time, on
December   , 1997 or at such later date and time as may be determined by agreement between the Company and the Initial Purchasers. This date and time are sometimes referred to as the "Delivery Date." Such payment shall be made against delivery of one or more Units in definitive form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), having an aggregate amount corresponding to the aggregate amount of the Units sold (collectively, the "Global Unit"), each Global Unit consisting of $1,000 aggregate principal amount of Notes in definitive form, registered in the name of Cede & Co., as nominee of DTC (the "Global Note"), and ____ Warrant in definitive form to purchase ____ shares of Common Stock, registered in the name of Cede & Co., as nominee of DTC (the "Global Warrant"). The Global Unit shall be made available to the Initial Purchasers for inspection at least two business days prior to the Delivery Date.

     5.   Covenants.  The Company agrees as follows:
          ---------

     (a) The Company shall furnish promptly to each of the Purchasers a copy of the Offering Memorandum and each amendment and supplement thereto and shall deliver promptly to the Purchasers such number of copies of the Offering Memorandum and each amendment and supplement thereto as the Initial Purchasers may reasonably request.

     (b) If at any time prior to the completion, as determined by the Initial Purchasers, of the distribution of the Securities, any event occurs as a result of which the Offering Memorandum would contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, the Company will promptly so notify the Initial Purchasers and will prepare and furnish to the Purchasers, subject to Paragraph 5(c), copies of

                                      15.

such amendments or supplements to the Offering Memorandum as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented will not contain any such untrue statement or omit to state any such material fact or be misleading and so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law.

     (c) Within a reasonable amount of time prior to any proposed publication of any amendment or supplement to the Offering Memorandum, the Company shall furnish a copy thereof to the Initial Purchasers and shall not publish or use any such amendment or supplement to which the Initial Purchasers or its counsel shall reasonably object.

     (d) The Company shall comply with the terms of the Indenture and the Offering Memorandum and shall promptly notify the Initial Purchasers if the Company discovers that any of its representations contained in this Agreement is not, at any time prior to the completion of the distribution of the Securities, true and correct, or if the Company has at any such time breached any of its obligations hereunder.

     (e) If, at any time prior to two years after the Delivery Date, the Company is neither subject to Section 13 or 15(d) of the Exchange Act nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, the Company shall furnish, as soon as available, to the Purchasers, and, upon request of a holder of Securities, to such holder and any prospective purchaser designated by such holder, copies of the information required to be delivered to holders and prospective purchasers of any Securities which constitute "restricted securities" under Rule 144 under the Securities Act in order to permit compliance with Rule 144A under the Securities Act.

     (f) Neither the Company nor any of its affiliates will take, directly or indirectly, any action designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of the Securities at any time prior to the Initial Purchasers notifying the Company of the completion of the distribution of the Securities.

     (g) The Company will endeavor to qualify the Units for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers shall reasonably request and to continue such qualification in effect so long as reasonably required for resale by the Initial Purchasers of the Units; provided that the Company shall not be required to file a general consent to service of process in any jurisdiction.

     (h) So long as the Securities are outstanding, the Company will promptly furnish to the Purchasers copies of all reports or other communications (financial or other) furnished by the Company or the Trustee to holders of Securities, and copies of any reports and financial statements furnished to or filed with the Securities and Exchange Commission (the "Commission") or any national securities exchange by the Company.

                                      16.

     (i) The Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the registration requirements of the Securities Act with the offerings contemplated hereby.

     (j) If requested by the Initial Purchasers, the Company shall use its best efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. (the "NASD") relating to the trading in the PORTAL Market; unless so requested by the Initial Purchasers, the Company will not take any action to permit the Securities to be designated PORTAL securities without the Initial Purchasers' consent, which shall not be unreasonably withheld.

     (k) The Company shall, if requested by the Initial Purchasers, use its reasonable efforts to assist the Initial Purchasers in arranging to cause the Securities to be eligible for settlement through the facilities of The Depository Trust Company ("DTC").

     (l) To the extent permitted by applicable law, not to claim voluntarily, and to resist actively any attempts to claim, the benefit of any usury laws against the holders of any Securities.

     (m) To apply the net proceeds from the sale of the Units to be sold hereunder in the manner described in the Offering Memorandum under the caption "Use of Proceeds."

     (n) To do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to or after the Delivery Date and to satisfy all conditions precedent to the delivery of the Units.

     (o) Not to distribute prior to the Delivery Date any offering material in connection with the offering and sale of the Securities other than the Offering Memorandum and other materials, if any, permitted by the Securities Act.

     (p) To cause the Exchange Offer to be made in the appropriate form to permit registered Exchange Notes to be offered in exchange for the Initial Notes and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

     (q) To comply with all of its agreements set forth in the Registration Rights Agreement, the Warrant Registration Rights Agreement and the Escrow Agreement and all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Securities by DTC for "book-entry" transfer.

     (r)  To comply with the agreements in each Operative Document.

     (s) To take such steps as shall be necessary to ensure the Company shall not become an "investment company" or a company "controlled" by an "investment company" within the

                                      17.

meaning of the Investment Company Act, or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended (the "Holding Company Act").

     (t) To reserve and continue to reserve as long as any warrants are outstanding, a sufficient number of shares of Common Stock for issuance upon exercise of the Warrants.

     6.   Costs and Expenses.  The Company agrees (whether or not the
          ------------------
transactions contemplated hereby are consummated) to pay all costs and expenses (including any taxes) incident to the authorization, issuance, sale and delivery of the Securities or relating to the preparation of this Agreement, the Operative Documents and the Offering Memorandum, including, without limitation:
(i) all costs, expenses and taxes in connection with the preparation, printing, issue, exchange and delivery of the Securities, including any stamp or similar issue tax and any related interest or penalties incident to the authorization and issue of the Securities, and the sale and delivery of the Securities to the Initial Purchasers; (ii) all costs and expenses incident to the preparation, printing and distribution of the Offering Memorandum, any amendments or supplements thereto, the Operative Documents, this Agreement and other documents relating to the offering; (iii) all fees and expenses of counsel for the Company and other advisors engaged by the Company; (iv) all fees and expenses of the Trustee and any registrar and paying and transfer agents; (v) all fees of DTC;
(vi) the cost of any institutional or retail marketing meetings; (vii) expenses in connection with the qualification of the Securities for sale in State jurisdictions as contemplated by Paragraph 5(q), including but not limited to all filing fees paid by counsel for the Initial Purchasers; (viii) all listing fees and expenses in connection with any listing of the Securities on any securities exchange or Nasdaq; and (ix) all travel expenses and expenses of advertising the offering. The Initial Purchasers will pay for all fees and expenses of counsel for the Initial Purchasers and other advisors engaged by the Initial Purchasers incurred in connection with the offering of the Securities; provided that in the event this Agreement is terminated pursuant to Paragraph 10, the Company will pay all such fees and expenses.

     7.   Indemnification.
          ---------------

     (a) The Company shall indemnify and hold harmless each Purchaser and its affiliates and each person, if any, who controls any Purchaser or its affiliates within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each director, officer, employee or agent of any Purchaser or its affiliates (each a "Purchaser Indemnified Party"), from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which any Purchaser Indemnified Party may become subject, insofar as such loss, claim, damage, liability or action (i) arises out of, or is based upon, or relates to any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum, or which arises out of, or is based upon, the omission or alleged omission to state in the Offering Memorandum a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) arises out of, or is based upon,

                                      18.

or relates to any breach of a representation, warranty or agreement of the Company set forth herein, and shall promptly reimburse each Purchaser Indemnified Party for any legal and other expenses reasonably incurred, as such legal and other expenses are incurred, by such Purchaser Indemnified Party in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, or relates to any untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Purchaser expressly for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Purchaser Indemnified Party.

     (b) Each Initial Purchaser severally shall indemnify and hold harmless the Company and its affiliates, any person who controls the Company or its affiliates within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and each director, officer, employee and agent of the Company or its affiliates (each a "Company Indemnified Party"), from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which any Company Indemnified Party may become subject, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, or relates to any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum, or which arises out of, or is based upon, or relates to the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Purchaser expressly for inclusion therein, and shall promptly reimburse such Company Indemnified Party for any legal and other expenses reasonably incurred by such Company Indemnified Party in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which the Initial Purchasers may otherwise have to any such Company Indemnified Party.

     (c) Promptly after receipt by an indemnified party under this Paragraph 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Paragraph 7, notify the indemnifying party in writing of the claim or the commencement of the action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Paragraph 7 except to the extent it has been materially prejudiced by such failure and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Paragraph 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate

                                      19.

therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Paragraph 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (plus separate local counsel, if retained by the indemnified party) at any time for all such indemnified parties, which firm shall be designated in writing by the Initial Purchasers, if the indemnified parties under this Paragraph 7 are Purchaser Indemnified Parties, or by the Company, if the indemnified parties under this Paragraph are Company Indemnified Parties.

     (d) No indemnifying party shall be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld), but if settled with such consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless each indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement is for money damages only and includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     (e) If the indemnification provided for in this Paragraph 7 shall for any reason be unavailable to or insufficient to hold harmless any indemnified party under Paragraph 7(a) or 7(b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified

                                      20.

party, contribute to the aggregate amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Purchasers on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Purchasers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes (obtained by subtracting accrued interest, if any, but before deducting expenses) received by the Company bear to the total commissions received by the Initial Purchasers with respect to such offering. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to a material fact relates to information supplied by the Company on the one hand or the Purchasers on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Paragraph 7(e) shall be deemed to include, for purposes of this Paragraph 7(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Paragraph 7, each affiliate of a Purchaser and each person, if any, who controls any of the Purchasers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as each of the Purchasers, and each director, officer, employee or agent of the Company, each affiliate of the Company and each person, if any, who controls the Company or any affiliate of the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

     (f) The parties hereto agree that it would not be just or equitable if contribution pursuant to this Paragraph 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Paragraph 7(e). The remedies provided for in this Paragraph 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     (g) The Initial Purchasers confirms that the statements with respect to the offering of the securities set forth on the cover page of, and under the caption "Plan of Distribution" in, the Offering Memorandum are correct, and the Company and the Initial Purchasers agree that such statements comprise all the written information furnished to the Company by or on behalf of any Purchaser expressly for inclusion therein.

                                      21.

     (h) The Company agrees to indemnify each Purchaser Indemnified Party, and the Initial Purchasers agrees to indemnify each Company Indemnified Party, as a result of any judgment being rendered in connection with the Indenture, the Notes or this Agreement or the Offering Memorandum for which indemnification or contribution is provided pursuant to this Paragraph 7 and such judgment or order being paid in a currency (the "Judgment Currency") other than United States dollars, as a result of any variation as between (i) the rate of exchange at which United States dollars are converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in New York City at which the indemnified party on the date of payment of such judgment or order is able to purchase United States dollars with the amount of the Judgment Currency actually received by the indemnified party. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Initial Purchasers and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, United States dollars.

     8.   Conditions to Obligation of the Initial Purchasers.  The obligation of
          --------------------------------------------------
the Initial Purchasers to purchase the Units is subject to the accuracy, when made and on the Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder to be performed at or prior to the Delivery Date and to each of the following additional conditions:

     (a) The Initial Purchasers shall not have disclosed to the Company on or prior to the Delivery Date that the Offering Memorandum contains an untrue statement of a fact which, in its reasonable opinion, is material or omits to state a fact which, in its reasonable opinion, is material and is necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Company shall not have prepared and distributed any amendment or supplement to the Offering Memorandum either without prior review by, or over the reasonable objection of, the Initial Purchasers; and no change shall have occurred in Rule 144A or Regulation S under the Securities Act which in the reasonable judgment of the Initial Purchasers makes it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Units on the terms and in the manner contemplated in the Offering Memorandum.

     (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Indenture, the Securities, the Registration Rights Agreement, the Warrant Registration Rights Agreement, the Escrow Agreement, the Warrant Agreement, the Offering Memorandum and all other legal matters relating to this Agreement and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all respects to the Initial Purchasers and their counsel, and the Company shall have furnished to the Initial Purchasers all documents and information that it may reasonably request to enable it to pass upon such matters.

                                      22.

     (c) The Company shall have delivered to the Initial Purchasers a certified copy of the resolutions of the Board of Directors of the Company (or any authorized committee thereof, together with the resolutions of the Board of Directors establishing such committee) approving the creation and issue of the Securities by the Company on the terms and conditions of the Indenture, the Warrant Agreement and this Agreement and approving the terms hereof and authorizing the execution and delivery of this Agreement, the Indenture, the Securities and all other documents relevant to the issue of the Securities by the Company.

     (d) The Company shall have furnished to the Initial Purchasers the opinion or opinions of Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, United States counsel to the Company, addressed to the Initial Purchasers and dated the Delivery Date, substituting in the form in Exhibit B attached hereto.

     (e) The Company shall have furnished to the Initial Purchasers on the Delivery Date a certificate, dated the Delivery Date, of the President and the Chief Financial Officer of the Company stating that:

          (i) The representations and warranties of the Company in Paragraph 1 are true and correct as of the Delivery Date; and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Delivery Date;

          (ii) Such persons have carefully examined the Offering Memorandum and, in their opinion (A) the Offering Memorandum does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they were made, not misleading and (B) since the date of the Offering Memorandum, there has occurred no event required to be set forth or described in an amendment or supplement to the Offering Memorandum which has not been so set forth; and

          (iii) Subsequent to the respective dates as of which information is given in the Offering Memorandum, and except as contemplated in the Offering Memorandum, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the assets, operations, condition (financial or otherwise), earnings, business affairs or prospects of the Company.

     (f) The Company shall have furnished to the Purchasers on the Delivery Date a comfort letter (the "comfort letter") of Ernst & Young LLP, addressed to the Purchasers and dated the Delivery Date, (i) confirming that they are independent public accountants within the meaning of, and are in compliance with the applicable requirements relating to the qualification of accountants under, Rule 101 of the Rules of Conduct of the American Institute of Certified Public Accountants and (ii) stating, as of the date of the comfort letter (or, with respect to matters

                                      23.

involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than five days prior to the date of the comfort letter), the findings of such firm with respect to the financial information included in the Offering Memorandum and such other matters as the Purchasers may reasonably request.

     (g) The Initial Purchasers shall have received the opinion of Brobeck, Phleger & Harrison LLP, its U.S. counsel, in form and substance satisfactory to the Initial Purchasers.

     (h) The Units shall have been accepted for settlement through the facilities of DTC.

     All opinions, letters, evidences and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to Brobeck, Phleger & Harrison LLP, U.S. counsel to the Purchasers.

     9.   Stabilization. The Initial Purchasers and, if applicable, Limited may,
          -------------
at their discretion, to the extent permitted by applicable law, make purchases and sales of the Securities for their own accounts in the open market or otherwise for long or short account, on such terms as they deem advisable in connection with the distribution of the Securities, with a view to stabilizing or maintaining the market price of the Securities at a level other than that which might otherwise prevail on the open market. Such transactions, if commenced, may be discontinued at any time. In such circumstances, as between the Company, on the one hand, and the Initial Purchasers or Limited, on the other hand, both the Initial Purchasers and Limited shall act as principal, and any loss resulting from stabilization shall be borne, and any profit arising therefrom and any sum received by it shall be beneficially retained, by the Initial Purchasers or Limited, as the case may be, for their own account.

     10.  Termination.  The Initial Purchasers, in their absolute discretion,
          -----------
may terminate this Agreement by notice given to and received by the Company at any time before payment is made to the Company on the Delivery Date (i) if there has been, since the respective dates as of which information is given in the Offering Memorandum, any Material Adverse Change, which is, in the reasonable judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Units on the terms and in the manner contemplated by the Offering Memorandum or (ii) if trading in any securities of the Company has been suspended by the Commission or a national securities exchange or the NASD, or if trading generally has been suspended or materially limited on or by the American Stock Exchange, the New York Stock Exchange or the NASD or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or of the NASD or any other governmental authority, or (iii) if a banking moratorium has been declared by either Federal, New York or California authorities in the United States or authorities in London. In

                                      24.

addition, notwithstanding anything contained in this Agreement the Initial Purchasers may by notice to the Company terminate this Agreement at any time before the time on the Delivery Date when payment would otherwise be due under this Agreement to the Company in respect of the Units if, in the opinion of the Initial Purchasers, there shall have been such a change in national or international financial, political or economic conditions or currency exchange rates or exchange controls or any calamity or crisis as would in their view be likely to prejudice the success of the offering and distribution of the Units as contemplated by the Offering Memorandum or dealings in the Units in the secondary market. Upon any termination notice being given under this Paragraph 10, the parties to this Agreement shall (except for the respective liabilities of the Company and the Initial Purchasers in relation to expenses and indemnification and contribution as provided in Paragraph 6 and Paragraph 7, respectively, and except for any liability arising before or in relation to such termination) be released and discharged from their respective obligations under this Agreement.

     11.  Representations, Warranties and Agreements of the Purchasers.  The
          ------------------------------------------------------------
Initial Purchasers, on behalf of themselves and Limited, represent, warrant and agree that:

     (a) The Initial Purchasers are QIBs with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Units.

     (b) The Initial Purchasers (i) are not acquiring the Units with a view to any distribution thereof or with any present intention of offering or selling any of the Units in a transaction that would violate the Securities Act or the securities laws of any state of the United States or any other applicable jurisdiction and (ii) will be reoffering and reselling the Units only to (A) QIBs in reliance on an exemption from the registration requirements of the Securities Act provided by Rule 144A and (B) in offshore transactions in reliance upon Regulation S under the Securities Act.

     (c) No form of general solicitation or general advertising has been or will be used by the Initial Purchasers or any of their representatives in connection with the offer and sale of any of the Units, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

     (d) The Initial Purchasers will solicit offers to buy the Units only from, and will offer to sell the Units only to, Eligible Purchasers. The Initial Purchasers further agree that they will offer to sell the Units only to and will solicit offers to buy the Units only from (i) Eligible Purchasers that the Initial Purchase reasonably believed are QIBs and (ii) Regulation S Purchasers, in each case, that agree that (A) the Units, the Notes and the Warrants purchased by them may be resold, pledged or otherwise transferred within the time period referred to under

                                      25.

Rule 144(k) (taking into account the provisions of Rule 144(d) under the Securities Act, if applicable) under the Securities Act, as in effect on the date of the transfer of such Units, Notes or Warrants, only (I) to the Company,
(II) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Securities Act, (III) in an offshore transaction (as defined in Rule 902 under the Securities Act) meeting the requirements of Rule 904 of the Securities Act, (IV) in a transaction meeting the requirements of Rule 144 under the Securities Act, (V) to an institutional "accredited investor," as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act (each, an "Accredited Institution") that, prior to such transfer, furnishes the Trustee a signed letter containing certain representations and agreements relating to the registration of transfer of such Unit, Note or Warrant (the form of which is substantially the same as Exhibit C
                                                                      ---------
to the Indenture) and an opinion of counsel acceptable to the Company that such transfer is in compliance with the Securities Act, (VI) in accordance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel acceptable to the Company) or (VII) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and (B) they will deliver to each person to whom such Units, Notes or Warrants or an interest therein is transferred a notice substantially to the effect of the foregoing.

     (e) None of the Initial Purchasers nor any of their affiliates or any person acting on their behalf has engaged or will engage in any directed selling efforts within the meaning of Regulation S with respect to the Units.

     (f) The Units offered and sold by the Initial Purchasers pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

     (g) The sale of the Units offered and sold by the Initial Purchasers pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Securities Act.

     (h) The Initial Purchasers further represent and agree that (1) they have not offered or sold and will not offer or sell any Units, Notes, or Warrants to persons in the United Kingdom prior to the expiration of the period of six months from the issue date of the Units, the Notes, or the Warrants, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of Business or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Security Regulations 1995, (ii) they have complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by them in relation to the Units, the Notes and the Warrants in, from or otherwise involving the United Kingdom and (iii) they have only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection

                                      26.

with the issuance of the Units, the Notes and the Warrants to a person who is of a kind described in Article 11(3) of the Financial Services Act of 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom the document may otherwise lawfully be issued or passed on.

     (i) The Initial Purchasers agree that they will not offer, sell or deliver any of the Units in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Units in such jurisdictions. The Initial Purchasers understand that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose.

     (j) The Initial Purchasers agree that they have not offered or sold and will not offer or sell the Units in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Act (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Units pursuant hereto and the Delivery Date, other than in accordance with Regulation S of the Securities Act or another exemption from the registration requirements of the Securities Act. The Initial Purchasers agree that, during such 40-day restricted period, it will not cause any advertisement with respect to the Notes (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Units, except such advertisements as are permitted by and include the statements required by Regulation S.

     (k) The Initial Purchasers agree that, at or prior to confirmation of a sale of Units by them to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903(c)(2) under the Securities Act, they will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

          "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or
          (ii) otherwise until 40 days after the later of the commencement of the Offering and the Delivery Date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Securities covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a

                                      27.

          notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S."

     The Injury Purchasers understand that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and the Initial Purchasers hereby consent to such reliance.

     12.  Survival of Representations, Warranties and Agreements.  The
          ------------------------------------------------------
representations, warranties and agreements and other statements of any person set forth in or made pursuant to this Agreement shall survive the delivery of and payment for the Units and shall remain in full force and effect as made on the Delivery Date regardless of any investigation made by or on behalf of any person referred to in Paragraph 7. The provisions of Paragraphs 6 and 7 shall survive the termination or cancellation of this Agreement.

     13.  Notices.  Any notice or notification in any form to be given hereunder
          -------
shall be in writing and shall be delivered in person or sent by telephone or facsimile transmission (but in the case of a notification by telephone, with subsequent confirmation by letter or facsimile transmission). Any notice or notification to the Company shall be addressed to the Company at:

     Concentric Network Corporation
     10590 N. Tantau Avenue
     Cupertino, CA 95014
     Attention: Henry R. Nothhaft, President and Chief Executive Officer Telecopy No:

Any notice or notification to the Initial Purchasers or to the Purchasers shall be addressed to it or them at:

     c/o UBS Securities LLC
     299 Park Avenue
     New York, NY 10171-0026
     Attention: Nicholas DeFotos, Managing Director
     Telecopy No:

Any notice or notification shall take effect at the time of receipt.

     14.  Benefit.  This Agreement shall be binding upon the Purchasers, the
          -------
Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that
(a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of each Purchaser Indemnified Party and (b) the indemnity agreement of the Initial

                                      28.

Purchasers contained in Paragraph 7 hereof shall be deemed to be for the benefit of each Company Indemnified Party. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Paragraph 14, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. This Agreement shall not be assigned by either party hereto without the prior written consent of the other party hereto.

     15.  Miscellaneous.  This Agreement shall be governed by and construed in
          -------------
accordance with the internal (and not the conflict) laws of the State of New York. This Agreement may be executed in one or more counterparts, and if executed in more than one counterpart, the executed counterparts shall together constitute a single instrument. The descriptive headings in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof. Time shall be of the essence of this Agreement.

        [The remainder of the page has been intentionally left blank.]

                                      29.

          If the foregoing is in accordance with the Initial Purchasers' understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the Initial Purchasers in accordance with its terms.

          This Agreement may be signed in counterparts which together shall constitute one and the same instrument.



                                   Very truly yours,

                                   CONCENTRIC CORPORATION



                                   By:  /s/ Henry S. Nothhaft
                                       ________________________________________
                                        Henry R. Nothhaft
                                        President and Chief Executive Officer



The foregoing Purchase Agreement
is hereby confirmed and accepted
as of the date first above written.

UBS SECURITIES LLC
BEAR, STEARNS & CO. INC.
WHEAT, FIRST SECURITIES, INC.
as Initial Purchasers

By UBS Securities LLC, on behalf of
the Initial Purchasers



By:  /s/ UBS Securities LLC
    _________________________________
    Authorized Signatory

                                      30.

                                  SCHEDULE I


Initial Purchasers                                   Number of Units
------------------                                   ---------------
UBS Securities LLC..........................               86,250

Bear, Stearns & Co. Inc. ...................               56,250

Wheat, First Securities, Inc. ..............                7,500
                                                       ____________

         TOTAL..............................              150,000
                                                       ============

                                      31.